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                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


       Date of Report (Date of earliest event reported): March 12, 1998


                            TERRACE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

     Delaware                           0-27132              65-0594270
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)


                 1351 N.W. 22nd Street, Pompano Beach FL 33069
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  954-917-7272
                                                     ---------------------------


                  4100 North Hills Drive, Hollywood, FL 33021
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         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets
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     On March 12, 1998, Terrace Holdings, Inc. (the "Registrant") consummated an
Agreement to Sell and Purchase ("Agreement") with Samuel H. Lasko, ("Lasko") the President and a director of the Registrant. The Agreement was pursuant to that certain Option Agreement made as of the 17th day of February, 1997, (the "Option") between the Registrant and Lasko, wherein Lasko was granted an option to purchase all, or substantially all, of the hospitality business of the Registrant. The hospitality businesses sold include two of the Registrant's wholly-owned subsidiaries, (1) The Lasko Family Kosher Tours, Inc., which operates the Registrant's Passover vacation business, and (2) A & E Management Corp. which manages the food and beverage operations of a non-kosher restaurant and catering operation at the Club of Emerald Hills in Hollywood Florida.

     Pursuant to the Option, the consideration given by Lasko to the Registrant for the acquisition of the above assets was the fair market value of the hospitality businesses as determined by an independent financial appraisal firm
engaged for such purpose.   Such consideration in the aggregate is $575,000.  In
lieu of cash, Lasko (i) surrendered his current Employment Agreement expiring August 31, 2000, with the Registrant, which Employment Agreement has been valued at $417,807 (as of January 1, 1998), and (ii) surrendered to the Registrant 114,322 warrants to purchase common stock of the Registrant ( at an exercise of $1.1875 per share), which warrants have been valued at $157,193.

Item 5.   Other Events
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     In conjunction with the Agreement, in addition to the sale of assets of the two hospitality subsidiaries, the Registrant consummated a Management Agreement with Lasko, whereby Lasko will manage the Terrace Oceanside restaurant which is operated by the Registrant's wholly-owned subsidiary, The Lasko Companies, Inc. In consideration of this Management Agreement, the Registrant has paid to Lasko a $100 management fee.

Item 7.   Financial Statements and Exhibits
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     (b)  Pro forma financial statements with respect to this transaction are incorporated by reference to the Registrant's Registration Statement filed in connection with a secondary offering on January 29, 1998, SEC File No. 333-45195.

     (c)  Exhibits.

          2.1 Agreement to Sell and Purchase between Terrace Holdings, Inc. and Samuel H. Lasko, dated March 2, 1998, and effective January 1, 1998.

          2.2 Management Agreement between Terrace Holdings, Inc. and Samuel H. Lasko, dated March 2, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TERRACE HOLDINGS, INC.
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                                                (Registrant)


Date: March 19, 1997
                                        By:  /s/ Samuel H. Lasko
                                           ---------------------------------
                                             Samuel H. Lasko
                                             President

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